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                                                                  EXHIBIT 99.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of Weirton Steel Corporation (the "Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                            /s/ Mark E. Kaplan
                                            Senior Vice President of Finance and
                                            Administration
                                            May 20, 2003


    A signed original of this written statement required by section 906 has been provided to the Company and will be retained by the company and furnished to the Securities Exchange Commission or its staff upon request. This certification accompanies the Form 10-Q and shall not be treated as having been filed as part of the Form 10-Q.